Deutsche Bank Leverage Finance Conference September 25, 2008 Exhibit 99.1

2 2
Safe Harbor
Safe Harbor
Statements contained in this presentation that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements, which describe the Company’s future plans, strategies and expectations, are generally identifiable by the use of terms such as “anticipate,” “will,” “expect,” “believe,”
“shall,” or similar expressions.  These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we anticipated or expected.
For more information concerning factors that could cause actual results to differ from those expressed or forecast, see the Company’s annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

3 3
Aleris
Aleris
Timeline
Timeline
(1)
(1) Pro forma 2007 revenues, including the EKCO Products and Wabash Alloys acquisitions and excluding Zinc.  EKCO Products and Wabash Alloys financials provided by their management at acquisition.
$2.2B
$4.7B $6.6B
(1)
December 9, 2004:
IMCO Recycling and
Commonwealth
Industries
September 7, 2005:
ALSCO metals
Aluminum rolled
products
December 6, 2005:
Alumitech Inc.
December 19, 2006:
Sale of Aleris to TPG
May 3, 2007:
EKCO Products
Light gauge sheet and
heavy gauge foil
September 21, 2007:
Alumox Holding AS
Aluminum recycling
January 11, 2008:
Closed sale of Zinc to
Votorantim Metais Ltda.
August 31, 2005:
Tomra Latasa Recycling
operations and can
collection centers
August 1, 2006:
Corus Aluminum
Aluminum Rolled and
Extruded Products
2006 Revenues as
reported
September 11, 2007:
Wabash Alloys
Specification Alloys
Revenues
Strategic Combinations Creating Size, Scale and Value
February 2008:
AE Inc.
HT Aluminum specialties
Granular Aluminum Products
Global Recycling
November 7, 2005:
Ormet Corporation
Recycling and
Aluminum Rolling Mills

4 4
Pro Forma Aleris
Pro Forma Aleris
(1) (1)
Revenues $4,253
Pro forma LTM Adjusted EBITDA 319
Produces rolled
aluminum products
Major customers:
Ply Gem, Gentek,
Great Dane, Ryerson
Driven by building and
construction,
consumer durables,
truck/trailer and
automotive
Produces aluminum
rolled and extruded
products
Major customers:
Airbus, Embraer,
Boeing, Audi, Bosch
Driven by aerospace,
automotive and
general industrial
Note: Data represent estimated LTM June 2008 results, pro forma for the Wabash Alloys acquisition including $40 million of synergies. Does not adjust for
$110 million of intercompany revenue and $70 million of corporate overhead.  Excludes the Zinc business.  Wabash Alloys financials provided by their management at acquisition.
(1) See reconciliation of Segment Income to Segment EBITDA on slide 26.
Recycles aluminum
dross and scrap
Major customers:
Alcoa, Novelis, Arco,
Hydro
Driven by rigid
container and common
alloy sheet
consumption
Recycles and
processes aluminum-
based spec alloys
Major customers:
GM, BMW, Daimler,
Chrysler, Ford,
Nissan, Honda, Teksid
Driven by aluminum
usage in automotive
sector
Revenues $2,327
Pro forma LTM Adjusted EBITDA 144
($ in millions)
Global Rolled & Extruded Products
North America                Europe
Global Recycling
Recycling Specification Alloy

5 5
Geographic and End-Use Diversification
Geographic and End-Use Diversification
(1) Pro forma for Wabash Alloys and EKCO Products acquisitions; excludes Zinc business.
Source:  Company filings and management estimates
Other
3%
North America
58%
Europe
36%
Asia
3%
Euro Automotive
10%
Packaging
10%
Distribution
12%
Other
13%
Engineering
3%
Aerospace & Other
Transportation
16%
N.A. Building &
Construction
11%
Euro Building &
Construction
5%
N.A. Automotive
20%
Pro Forma Aleris 2007 Revenues
(1)
Geographic End-Use

Aleris

(000s of units)
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

% change from PY

(millions of units)

(000s of units)

6 6
North American Industry Indicators
North American Industry Indicators
500
700
900
1,100
1,300
1,500
1,700
1,900
2,100
2,300
0%
1%
2%
3%
4%
2006 2007 2008E
3.4
3.4
3.3
3.7
15.0
13.8
3.7
3.7
3.5
4.1
15.8 15.8
15.3
0.0
2.5
5.0
7.5
10.0
12.5
15.0
17.5
20.0
2004 2005 2006 2007 2008E
Q1 Q2 Q3 Q4 Annual Total
38
40
41
42
65
65
56
45
161
230
284
257
233
0
100
200
300
400
2004 2005 2006 2007 2008E
Q1 Q2 Q3 Q4 Annual Total
Strong Headwinds Negatively Impacting North American Performance
Auto Production
Housing Starts U.S. Industrial Production
Truck Trailer Production

(Millions of units)

Number of airplanes

Index No. of Permits
(seasonally adjusted)
Jan-00
Oct-00
Jul-01
Apr-02
Jan-03
Oct-03
Jul-04
Apr-05
Jan-06
Oct-06
Jul-07
Apr-08
Jan-09E

(% change from PY.

7 7
European Industry Indicators
European Industry Indicators
18
19
20
21
22
23
24
2004 2005 2006 2007 2008E
Source:  J.D. Power, National Sources
1,178
1,212
916
1,000
1,086
600
750
900
1,050
1,200
1,350
2007 2008E 2009E 2010E 2011E
Note:  Airplane deliveries reflect Airbus and Boeing only.
Source:  Management Estimate
EU25
Germany
0
20
40
60
80
100
120
140
160
Source:  Eurostat
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
2006 2007 2008E
Source:  Brook Hunt, February 2008
European Light Vehicle Assembly Commercial Airplane Projected Deliveries
European Residential Building Permits Euro Zone Industrial Production
Softening European Environment

8 8
North American Rolled Products
North American Rolled Products
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Aleris LTM Shipments Housing Starts
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2
1.3
1.4
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Aleris LTM Shipments MSCI Inventory
Source: Management estimates and U.S. Census Bureau’s
seasonally adjusted annual rates Source: Management estimates and MSCI data
Building & Construction Volumes
(Indexed to 1Q06)
Service Center Volumes
(Indexed to 1Q06)

9 9
N.A. Rolled Products Volumes and Material Margins
N.A. Rolled Products Volumes and Material Margins
0
50
100
150
200
250
300
350
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08
$0.00
$0.58
Total Volume Material Margin

10 10
Commodity Inflation
Commodity Inflation
0.8
1.0
1.2
1.4
1.6
1.8
2.0
2.2
2.4
2.6
2.8
3.0
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Magnesium Silicon Copper Zinc
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
Aleris NYMEX
Natural Gas
Significant Inflationary Pressure
Hardeners
(Indexed to 1Q06)

11 11
Rolled Products N.A.
May 08 All prod. ex B&C $0.02/lb
Aug 08 Across the Board $0.03/lb
Rolled Products Europe
Jul 08 Multi-layer Tubing €30/ton
Across the Board
Aug 08 2 / 7000 Series 5%
Aug 08 Coated 8%
Aug 08 General Sheet 6%
Aug 08 All Extrusions 4%
Recycling / Spec
Q2                            Spot $0.01/lb
Pricing Actions Completed
Pricing Actions Completed
First Stage in Reclaiming Commodity Cost Increases
First Stage in Reclaiming Commodity Cost Increases
End Use Increase

12 12
2008 Key Initiatives
2008 Key Initiatives
Rolled Products North America
Right-size cost structure . . . drive productivity
Upgrade product mix and improve service offering
Drive scrap-based products; shift direct chill to continuous cast
Price increases
Rolled and Extruded Products Europe
Maximize throughput from significant capital investments
Optimize product portfolio towards high-growth, value-added end-uses
Continue strategic turnaround and revitalization
Drive manufacturing synergies across the enterprise
Price increases
Global Recycling
Streamline/optimize/combine Spec Alloy and Americas Recycling
Integrate and unleash potential of Wabash acquisition
Drive European margins through core competencies and proprietary technology
Price increases
Passion for Productivity and Continuous Improvement
Passion for Productivity and Continuous Improvement

13 13
Positioning the Cost Base
Positioning the Cost Base
($ in millions)
Activity Continues Across Aleris to “Right-Size” the Cost Structure
Activity Continues Across Aleris to “Right-Size” the Cost Structure
Headcount
Reduction
Facilities
Shutdown
Savings
Announced:
Rolled Products Initiatives 760 5 $34-36
Europe Initiatives 130 - 16-20
Recycling / Spec / Wabash Initiatives 180 3 8-9
Other Initiatives
140 2 10-15
TOTAL 1,210 10 $68-80

14 14
(1) (1)
Second
Second
Quarter
Quarter
and
and
First
First
Half
Half
2Q EBITDA 1H EBITDA
2007 2008 Var $ 2007 2008 Var $
Global Rolled & Extruded Products $86 $90 $4 $189 $154 ($35)
Global Recycling $31 $44 $13 $57 $75 $18
Corporate/Other
(21) (29) (8) (43) (45) (2)
Consolidated EBITDA $97 $105 $8
$203 $184 ($19)
Variance % 8% (10)%
($ in millions)
(1)  See reconciliation of Segment Income to Segment EBITDA on slide 26.

15 15
EBITDA Bridge
EBITDA Bridge
EBITDA
2Q08 $105 1H08 $184
2Q07 97 1H07 203
$8 ($19)
Volume / Mix (37) (66)
Price /Spread 7 15
Metal Price Lag 10 (6)
Inflation (27) (49)
Productivity 29 50
Currency 16 19
Acquisitions / Divestitures / Synergies 12 18
SG&A / Other (2) -
$8
($19)
($ in millions)

16 16
2Q08
2Q08
Cash
Cash
Flow
Flow
vs.
vs.
Prior
Prior
Year
Year
(1) (1)
2Q07 2Q08 Variance
Adjusted EBITDA $97 $105 $8
Capital Expenditures (45) (39) 6
Working Capital Improvement 39 67 28
LME Working Capital 10 (65) (75)
Free Cash Flow $101 $68 ($33)
($ in millions)
(1)  See reconciliation of Free Cash Flow to Net Income (Loss) from continuing operations and cash flow from operating activities from continuing operations on slide 28.

17 17
Total Year June 30
2006 PF 2007 PF 2008 LTM
Adjusted EBITDA $340 $372 $353
Acquisitions / Synergies / Cost Savings
132
55
40
Credit Agreement EBITDA
$472
$427
$393
Free Cash Flow $211 $422 $124
Performance Summary
Performance Summary
Sharp volume declines in North America’s B&C and Automotive industries
Solid underlying performance in Rolled Products Europe
Strong Global Recycling performance; mitigated by weakness in NA Specification Alloy
Focus on working capital productivity generated strong free cash flow in 2007
LME increase impacts 2008 cash Flow
(1) Free cash flow is defined as Adjusted EBITDA less capital expenditures plus or minus change in working capital. Pro forma LTM EBITDA, including the EKCO Products and Wabash Alloys acquisitions and excluding Zinc.  EKCO Products and Wabash Alloys financials provided by their management at acquisition. 2006 Free Cash Flow as reported in the company press release dated March 27, 2008 was $162 million. See reconciliation of Free Cash Flow to Cash Flow from operating activities from continuing operations on slide 28.
(2) See reconciliation of Adjusted EBITDA to Net Income (Loss) on slide 27.
($ in millions)
(2)
(1)
Comments

18 18
$943
$1,000
$1,005
$1,001
$1,026
$800
$900
$1,000
$1,100
  2Q07   3Q07   4Q07   1Q08 2Q08
15.0%
15.5%
16.0%
16.5%
17.0%
17.5%
18.0%
LTM Avg WC $MM
LTM WC % of Sales
LTM Turns 5.82 5.78 5.95 6.07 6.15
LTM Days 62.7 63.2 61.4 60.1 59.3
LTM Working Capital Performance
LTM Working Capital Performance

19 19
1
st
Half 2008 Working Capital Details
Factors Impacting 1H Working Capital:
$500/ton LME increase ~  ($145M)
US Dollar (non-cash) ~  ($40M)
Seasonality ~  ($65M)
Koblenz WIP Build ~  ($20M)
Productivity ~   $30M
12/31/07 6/30/08 Increase
$500/Ton
Avg LME
Increase Currency
Normal
Seasonality
WIP Build
for Koblenz
Hotmill
Other
Productivity
Accounts Receivable $668 $849 ($181) ($100) ($26) ($65) $0 $10
Inventory 840 999 (159) (155) (42) (10) (20) 68
Accounts Payable
(688) (785) 97 110 25 10 0 (48)
Working Capital $820 $1,063 ($243) ($145) ($43) ($65) ($20) $30
Avg 4Q LME was $2,448 and avg 2Q LME was $2,940
EURO moved from $1.46 @ 12/31/07 to $1.57 @ 6/30/08
($ in millions)
Accounts Receivable ($181)
Inventory (159)
Accounts Payable 97
Net Working Capital Change ($243)

20 20
Capital Expenditures Overview
Capital Expenditures Overview
($ in millions)
(1)     Pro forma for the 2005 Acquisitions and the Corus Aluminum acquisition.  All periods exclude Zinc.
Total Capital Expenditures
Significant Discretionary Capital Expenditures
2005
(1)
2006
(1)
2007
(1)
2008F
Maintenance $77 $75 $85 $80
Discretionary 55 81 107 80
Total $132 $156 $192 $160
% of revenue 3.0% 2.8% 3.2% 2.3%
Key Projects 2008 F
Duffel Extrusions HHT Line $5
North American Wide Paint Line 0
Plate program Duffel 13 10
New cast-house Tianjin 0 2
160” hotline upgrade Koblenz 36 10
148” hotmill uffel 9 30
$0
3
2007

21 21
Cash, Debt and Credit Statistics
Cash, Debt and Credit Statistics
Actual
12/31/2007 3/31/2008 6/30/2008
Cash $110 $89 $113
Memo:
$ per Euro $1.46 $1.58 $1.57
$ per CADS $1.01 $0.97 $0.98
Revolver 376 364 426
Term Loans 1,255 1,288 1,283
Notes 1,100 1,097 1,097
Misc Other
33 33 34
Total Debt $2,764 $2,782 $2,840
Net Debt $2,654 $2,693 $2,727
Credit Agreement Statistics
LTM EBITDA $427 $392 $393
Total Debt to LTM EBITDA 6.5x 7.1x 7.2x
Net Debt to LTM EBITDA 6.2 6.9 6.9
LTM Fixed Charge Coverage Ratio 1.00 to 1.00 0.85 to 1.00 0.83 to 1.00
Liquidity
Per Borrowing Base $259 $320 $332
Plus Cash From Above 110 89 113
Total Liquidity $369 $409 $445
($ in millions)
Focusing on the Balance Sheet to Generate Cash

22 22
LME History
LME History
$1,500
$2,000
$2,500
$3,000
$3,500
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
LME Forward Curve as of December 2007
LME Forward Curve Q2
LME Forward Curve Q3
Significant Swing in a Short Time Frame

23 23
Borrowing Base Scenarios
Borrowing Base Scenarios
Current $4,000 LME
Eligible Accounts Receivable North America $335 $416
Eligible Accounts Receivable Europe 327 405
Total Eligible Accounts Receivable $662 $821
Advance Rate 85% 85%
Accounts Receivable Borrowing Base $562 $696
Eligible Inventory North America $372 $484
Advance Rate 70% 70%
Inventory Borrowing Base $259 $339
Total Borrowing Base $821 $1,035
($ in millions)
Increased Facility Size Meets LME and Volume Needs

24 24
Summary
Summary
Headwinds and increased volatility on the LME
Focusing on cost base
Timing of recovery unknown … but will occur
Secured appropriate revolver capacity … protect current liquidity cushion

Questions and Answers

26 26
Reconciliation of Segment Income to Segment EBITDA and
Reconciliation of Segment Income to Segment EBITDA and
Adjusted Segment EBITDA
Adjusted Segment EBITDA
($ in millions)
Note:  Both the Wabash Alloys and EKCO Products financials were estimates provided by their respective managements.
(1) Pro forma for the 2005 acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization expense and related income tax benefits associated with the preliminary appraised values of acquired intangible assets.
(2)           Pro forma for the Wabash Alloys and EKCO Products acquisitions and the TPG merger.
2Q07 2Q08 1H07 1H08 LTM 6/30/08
Global rolled and extruded products
Reported Segment (Loss) Income $32 $41 $50 $55 $101
Purchase accounting adjustment
20 7 72 14 45
Segment income, excluding special items 52 48 122 68 146
Depreciation & amortization
34 42 67 85 173
Segment EBITDA, excluding special
items
$86 $90 $189 $154 $319
Global recycling
Reported Segment (Loss) Income $25 $32 $41 $51 $86
Purchase accounting adjustment
0 (1) 3 (1) (1)
Segment income, excluding special items 25 31 44 49 85
Depreciation & amortization
7 13 13 26 59
Segment EBITDA, excluding special
items
$31 $44 $57 $75 $144
(1) (1)
(1) (1) (2)
$86

27 27
Reconciliation of Net (Loss) Income to EBITDA and Adjusted
Reconciliation of Net (Loss) Income to EBITDA and Adjusted
EBITDA
EBITDA
($ in millions)
Note: Both the Wabash Alloys and EKCO Products financials were estimates provided by their respective managements.
(1) Pro forma for the 2005 acquisitions, the Corus Aluminum acquisition and the TPG merger, except for the additional amortization expense and related income tax benefits associated with the preliminary appraised values of acquired intangible assets.
(2)           Pro forma for the Wabash Alloys and EKCO Products acquisitions and the TPG merger.
Pro forma
2006
Pro forma
2007
Pro forma
LTM 6/30/08
Net (loss) income(3) 9 (96) (63)
Interest expense (net) 220 216 225
Income taxes (3) (90) (82)
Minority interests 0 0 -
Depreciation and amortization
184 211 222
EBITDA $410 $241 $302
Gain on Carson, CA property sale (14) - -
Unrealized (gains) losses on derivative financial instruments (36) (4) (41)
Restructuring, merger related and executive separation costs 43 33 38
Losses on debt extinguishment 54 - -
Realized gains on hedges associated with Corus Aluminum purchase price (10) - -
Non-cash cost of sales impact of recording acquired assets at fair value 46 104 41
Cost savings – Plant closures 3 - 14
Estimated Corus Aluminum synergies 25 18 7
Estimated EKCO Products synergies - 2 1
Estimated Wabash synergies - 20 15
Estimated AE/HT synergies - - 3
Stock based compensation 11 4 4
Sponsor management fee
9 9 9
Adjusted EBITDA
$541 $427 $393
Less: Zinc Adjusted segment EBITDA (69)
Adjusted EBITDA, excluding Zinc
$472
(1) (2) (2)

28 28
Reconciliation of Free Cash Flow to Net Income (Loss) and
Reconciliation of Free Cash Flow to Net Income (Loss) and
Cash Flow from Operating Activities
Cash Flow from Operating Activities
($ in millions)
(1) 2006 is on an as reported basis.
2006 2007 LTM 6/30/08 2Q07 2Q08
PF Free cash flow 162 $              422 $            124 $                 101 $            68 $
PF Net working capital increase 59 (242) 42 (49) (3)
PF Capital expenditures 119 192 187 45 39
EBITDA from continuing operations, excluding special items 340 372 353 97 104
Unrealized gains on derivative financial instruments 28 4 41 38 22
Gain / Loss on early extinguishment of debt (54) - 1 - -
Realized hedge gain-Corus Aluminum acquisition 10 - 10 - -
Gain on sale of Carson, CA property 14 - 14 - -
Restructuring and other charges (42) (33) (38) -1.6 -4.2
Impact of recording acquired assets at fair value (44) (104) (41) (20) (6)
Sponsor management fee - (9) (9) (2) (2)
Stock-based compensation expense (10) (4) (4) (1) (1)
EBITDA from continuing operations 242 226 327 111 113
Interest expense, net (80) (204) (217) (49) (56)
(Provision for) benefit from income taxes (23) 88 80 3 (1)
Depreciation and amortization (107) (203) (236) (42) (57)
Minority interest, net of provision for income taxes (0) (0) (0) (0) (0)
Income (loss) from continuing operations 32 (93) (47) 23 (1)
Depreciation and amortization 107 203 236 42 57
Provision for (benefit from) deferred income taxes 12 (100) (88) (5) 2
Excess income tax benefits from exercise of stock options (4) - - - -
Restructuring and other charges: - - - - -
Charges 42 33 38 2 4
Payments (30) (16) (23) (3) (12)
Non-cash loss on early extinguishment of debt 16 - - - -
Stock-based compensation expense 10 4 4 1 1
Proceeds from settlement of currency derivative financial instruments (10) - - - -
Unrealized gains on derivative financial instruments (28) (4) (41) (38) (22)
Non-cash charges related to step-up in carrying value of inventory 5 47 3 (11) -
Other non-cash charges (9) 9 11 3 4
Net change in operating assets and liabilities 66 224 (38) 78 (46)
Cash provided (used) by operating activities from continuing operations
210 $              308 $            54 $                   91 $              (12) $